Exhibit 10(t)(ii)
[EAB]
1 EAB Plaza
Uniondale, NY  11555
Phone (516) 296-5000

June 7, 1999

American Medical Alert Corp.
3265 Lawson Blvd.
Oceanside, NY  11572

RE: FIRST AMENDMENT TO LOAN AGREEMENT AND REVOLVING CREDIT NOTE

Dear Sirs:


We refer to the Loan Agreement dated as of April 27, 1998 (the "Agreement") between American Medical Alert Corp. (the "Company") and European American Bank (the "Bank") and the Revolving Credit Note of like date from the Company to the Bank in the amount of $2,000,000.00 (the "Note"). Terms used in the Agreement shall have their defined meanings when used herein.

The Company has requested that the Bank extend the Maturity Date of the Credit Agreement and the Note and the Bank concurs with the Company's request for such amendment and in accordance therewith, the Company and the Bank hereby agree as follows:

    1. The definition of "Maturity Date" set forth in Section 1.01 of the Agreement is hereby amended to delete the date May 31, 2000 and to substitute, in lieu thereof, the date "May 31, 2001."

    2. The maturity date "May 31, 2000" set forth on the first line of the Note is hereby deleted and the date "May 31, 2001" is substituted in lieu thereof.

    3. The definition of "Facility Fee" set forth in Section 2.12 of the Agreement is hereby amended to add the following sentence at the end thereof:
"The Borrower further agrees to pay to the Bank a Facility Fee in the amount of $5,000.00 on May 31. 2000."

    This First Amendment shall be limited precisely as drafted and shall not be deemed to be a consent to any modification or amendment of any other term or condition of the Agreement or of any term or condition of the instruments or agreements referred to therein.

    The Company confirms and reaffirms as of the date hereof each representation and warranty made by the Company in the Agreement.

    This First Amendment shall be governed by the laws of the State of New York and may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

    If this First Amendment accurately reflects your understanding of our agreement, please so indicate by signing a copy of the letter and returning it to the Bank by June 21, 1999.


                                               EUROPEAN AMERICAN BANK



                                               By:      /s/ Douglas Schumacher
                                                   ----------------------------
                                                        Douglas Schumacher
                                                        Vice President


Agreed:

AMERICAN MEDICAL ALERT CORP.



By:      /s/ Corey M. Aronin
   -----------------------------
    Name:     Corey M. Aronin
    Title:    CFO

                                      -2-